SPECIAL EQUITIES FUND

11 HANOVER SQUARE, NEW YORK, NY 10005

1-888-503-FUND FOR INVESTMENT INFORMATION

1-888-503-VOICE FOR SHAREHOLDER SERVICES

WWW.MUTUALFUNDS.NET

August 12, 1998

Fellow Shareholders:

We are very pleased to submit this Semi-Annual Report to shareholders and to welcome the many new shareholders who have joined the Fund over the first six months of the year. We are also pleased to announce that effective May 1, 1998, Thomas B. Winmill, Chief Executive Officer of the Fund and President of the Fund's Investment Manager, became the Fund's portfolio manager. Having served on the Investment Policy Committee since 1990, he will bring a strong depth of experience and discipline to help the Fund seek its sole investment objective of capital appreciation.

For the six months ending June 30, 1998, the Fund's total return was 16.17%. We believe this attractive return reflects the disciplined approach that the Fund takes to investing. Generally, the Fund attempts to identify fast growing companies with reasonable valuations, and to hold their securities for long term capital appreciation. We avoid companies that lack solid rates of growth in revenues, net income, earnings per share, and shareholders' equity. Further, even if a company does meet our growth criteria, it must also have a reasonable valuation in terms of price/earnings, price/sales, price/cash flow, and similar ratios. When our analysis is correct, we see these companies increasing their overall profitability as measured by net margins, return on equity, and return on assets, while reducing their debt as a percentage of its total capitalization and increasing and enhancing their recognition by the marketplace with commensurate increases in the prices of their securities. The Fund mayl employ leverage to buy and hold these investments when we believe their returns will exceed the cost of the borrowing, and we may use futures and options strategies to enhance returns. Additionally, the Fund may sell stocks short -- typically, companies with either negative trends in revenues and earning or highly unreasonable valuations, or both.

Review and Outlook

During the first half of 1998, volatility in the financial markets, as well as in currency prices, reflected investor uncertainty over numerous and diverging global trends and economic influences. During this period when U.S. and European markets provided good returns, the Japanese market continued to slump with little respite. Meanwhile, as the dramatic shakeout across emerging Asia and Eastern Europe continues, the widespread collapse of these economies is sending shock waves through markets around the world, including deflationary pressures and weakened prospects for global growth. Further, even as the U.S. economy becomes increasingly dependent on foreign investment to finance the U.S. current-account deficit of about $200 billion this year, up from $155 billion in 1997, foreigners are buying less of U.S. Treasury securities and more of U.S. stocks. According to the Wall Street Journal, in the first quarter of this year, foreigners bought a net $116 billion of U.S. stocks, at an annual rate, compared to minimal amounts in 1995, and a net $11.8 billion of Treasuries, as compared to $92.7 billion in the fourth quarter of 1996.

Given the uncertainty in international economic trends, the Fund is currently concentrating its investments in U.S. companies and while the Fund has some investments among select large and medium capitalization companies, we are increasingly finding that the most attractive opportunities for growth, and the least subject to continuing negative fall-out from foreign economic problems, are those growth companies within the smaller capitalization area. The median market capitalization of the Fund's portfolio companies now is about $500 million. With respect to market sectors, the Fund has a relatively greater weighting in industrial and durables companies which are believed to continue to benefit from continuing growth in the domestic U.S. economy. Because we believe that certain stocks have compellingly attractive prospects for capital appreciation, the Fund is currently leveraged. At the same time, however, the Fund has sold short other stocks that appear to be substantially overpriced due to unreasonable investor euphoria, so that the Fund is now about 118% net invested.

Looking ahead, we believe that over the balance of the year and into 1999, inflation generally will remain in check and most non-emerging market economies will experience moderate levels of growth. With the combination of this favorable economic background and our disciplined approach to selecting investments, we expect the Fund will continue to provide improving results for its shareholders. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically, and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and/or the Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be very pleased to help you get started.

If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee(R) Regular or Roth IRA or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Center Representative will be glad to assist you, as always, with no obligation on your part.

Sincerely,

Robert D. Anderson                                            Thomas B. Winmill

Vice Chairman                                                 President

MUTUAL FUNDS
* Bull & Bear  Dollar Reserves            A high quality money market fund
                                          investing in U.S. Government
                                          securities. Income is generally free
                                          from state income and intangible
                                          personal property taxes. Free,
                                          unlimited check writing with only a
                                          $250 minimum per check.
* Bull & Bear Gold Investors              Seeks long term capital appreciation
                                          in investments with the potential to
                                          provide a hedge against inflation and
                                          preserve the purchasing power of
                                          the dollar.
* Bull & Bear Special Equities Fund    Invests aggressively for maximum  capital
                                       appreciation.
* Bull & Bear U.S. and Overseas Fund   Invests worldwide for the highest
                                       possible total return.
Call toll-free  1-888-503-FUND  (1-888-503-3863)
for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest

CLOSED-END  INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

* Bull & Bear Global Income Fund     Investing for a high level of income from a
                                     global portfolio of primarily investment
                                     grade fixed income securities.
*Bull & Bear  Municipal  Income Fund      Investing for the highest possible
                                          income  exempt  from Federal  income
                                          tax that is consistent with
                                          preservation of principal.
* Bull & Bear U.S. Government Securities       Investing for a high level of
 Fund                                          current income, liquidity, and
                                               safety of principal.
DISCOUNT BROKERAGE SERVICES
* Bull & Bear Securities, Inc.
                                    Bull & Bear Securities is committed to
                                    providing investors with major commission savings, free investment ideas and services, free cash management services with no minimum for check writing, and American Airlines(R)AAdvantage(R)miles for many of your investing activities. And now you can take advantage of Bull & Bear Securities' web trading flat commission rate of $19.95 per trade at www.ebullbear.com on the first 1,000 shares, plus 2&cent; per share on each share over 1,000 shares, and earn 100 AAdvantage(R)miles every time you trade!

                              Call toll-free 1-800-BULL-BEAR (1-800-285-5232).

Total Return Performance. For periods ended 6/30/98, Bull & Bear Special Equities Fund's total return for one year was +21.61%, average annual total return for the past five years was +8.51%, and for the past ten years was +10.97%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

BULL & BEAR SPECIAL EQUITIES FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED)




SHARES                                                                                       MARKET VALUE
                COMMON STOCKS AND WARRANTS (96.9%)
                AIR-CONDITIONING & WARM AIR HEATING EQUIPMENT & COMMERCIAL &
                INDUSTRIAL REFRIGERATOR EQUIPMENT (1.3%)
         59,700 International Comfort Products Corp.*                                         $ 723,863
                AIR COURIER SERVICES (1.5%)
         23,800 Airborne Freight Corp.                                                          831,513
                AIRCRAFT ENGINES & ENGINE PARTS (3.5%)
         21,100 United Technologies Corp.                                                     1,951,750
                ARRANGEMENT OF TRANSPORTATION OF FREIGHT & CARGO (1.1%)
         14,100  Expeditors International of Washington, Inc.                                   620,400
                BALL AND ROLLER BEARINGS (2.1%)
         28,000 Gardner Denver Inc.*                                                            773,500
         12,500 Timken Co.                                                                      385,156
                                                                                              1,158,656
                CARPETS AND RUGS (2.3%)
         64,000 Interface, Inc.                                                               1,292,000
                COMMERCIAL BANKS (1.1%)
          9,800 Royal Bank of Canada                                                            591,675
                CONSTRUCTION MACHINERY & EQUIPMENT (2.4%)
         39,200 Gencor Industries, Inc.                                                         788,900
         14,000 Manitowoc Company, Inc.                                                         564,375
                                                                                              1,353,275
                CONVERTED PAPER AND PAPERBOARD PRODUCTS (1.8%)
         47,700 Mail-Well, Inc.*                                                              1,034,494
                DRAWING AND INSULATING NONFERROUS WIRE (1.3%)
         20,000 AFC Cable Systems, Inc.*                                                        710,000







                ELECTRIC LIGHTING & WIRING EQUIPMENT (4.5%)
         54,100 Genlyte Group Inc..                                                           1,433,650
         21,060 LSI Industries, Inc.                                                            421,200
         16,700 Technitrol, Inc.                                                                666,956
                                                                                              2,521,806
                ELECTRONIC COMPONENTS AND ACCESSORIES (4.0%)
         75,500 CTS Corp.                                                                     2,227,250
                GASKETS, PACKAGING & SEALING DEVICES & RUBBER & PLASTIC HOSES (2.3%)
         66,200 Wynn's International, Inc.                                                    1,274,350
                INDUSTRIAL TRUCKS, TRACTORS, TRAILERS & STACKERS (1.0%)
          4,400 NACCO Industries, Inc. Class A                                                  568,700

                JEWELRY, SILVERWARE & PLATED WARE (1.1%)
         20,100 Oneida Ltd.                                                                   $ 615,562
                LIFE INSURANCE (1.1%)
         11,000 Delphi Financial Group, Inc. Class A*                                           619,437
                MEN'S & BOYS' FURNISHINGS, WORK CLOTHING & ALLIED GARMENTS (.9%)
         26,400 Quiksilver Inc.*                                                                526,350
                MILLWOOD, VENEER, PLYWOOD & STRUCTURAL WOOD MEMBERS (.8%)
         17,090 American Woodmark Corp.                                                         467,839
                MISCELLANEOUS FABRICATED METAL PRODUCTS (.8%)
         17,700 Shaw Group Inc.*                                                                460,200
                MOTOR HOMES (1.0%)
         12,800 National R.V. Holdings, Inc.*                                                   577,600
                MOTOR VEHICLES AND PASSENGER CAR BODIES (1.5%)
         28,500 Navistar International Corp.*                                                   822,937
                MOTOR VEHICLE PARTS AND ACCESORIES (.9%)
          9,100 Dana Corp.                                                                      486,850
                OFFICE FURNITURE (1.1%)







         24,600 Miller (Herman), Inc.                                                           598,088
                OPERATIVE BUILDERS (3.3%)
         33,500 NVR, Inc.*                                                                    1,375,594
         16,200 Toll Brothers, Inc.*.                                                           464,738
                                                                                              1,840,332
                PREFABRICATED METAL BUILDINGS & COMPONENTS (.9%)
          8,700 NCI Building Systems, Inc.*                                                     502,425
                PREFABRICATED WOOD BUILDINGS & COMPONENTS (1.1%)
         25,700 American Homestar Corp.*                                                        615,194
                PRINTED CIRCUIT BOARDS (4.9%)
         40,900 Benchmark Electronics, Inc.*                                                    818,000
         13,200 Jabil Circuit, Inc.*                                                            436,425
         24,800 Plexus Corp.*                                                                   492,900
         23,500 Solectron Corp.*                                                                988,469
                                                                                              2,735,794
                PUBLIC BUILDING AND RELATED FURNITURE (3.5%)
         80,500 Virco Manufacturing Corp.                                                     1,926,969
                REFRIGERATION EQUIPMENT (1.3%)
         30,150 Chart Industries, Inc.                                                          719,831
                RETAIL-COMPUTER & PRERECORDED TAPE STORES (4.1%)
         52,600 Trans World Entertainment Corp.*                                              2,268,375
                RETAIL-DEPARTMENT STORES (3.3%)
         52,000 Ames Department Stores, Inc.*                                                 1,368,250
         31,250 Bon-Ton Stores, Inc.*                                                           501,953

                                                                                              1,870,203
                RETAIL-FAMILY CLOTHING STORES (2.6%)
         17,600 Goody's Family Clothing, Inc.*                                                $ 965,800

         35,000 Syms Corp.*                                                                     498,750








                                                                                              1,464,550
                RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (.9%)
         19,000 Fabric-Centers of America*                                                      520,125
                RETAIL-VARIETY STORES (1.1%)
         24,000 Fred's Inc.                                                                     612,000

                ROLLING DRAWING & EXTRUDING OF NONFERROUS METALS (1.1%)
         17,200 Mueller Industries, Inc.*                                                       638,550
                SECURITY BROKERS, DEALERS & FLOTATIONS COMPANIES (.9%)
          8,400 The Bear Stearns Companies Inc.                                                 477,750
                SERVICES-COMPUTER RENTAL & LEASING (.9%)
         18,100 Leasing Solutions, Inc.*                                                        520,375
                SERVICES-GENERAL MEDICAL & SURGICAL HOSPITALS (2.0%)
         19,200 Universal Health Services, Inc. Class B*                                      1,120,800
                SERVICES-HELP SUPPLY SERVICES (1.6%)
         48,550 Western Staff Services, Inc.*                                                   898,175
                SERVICES-MISCELLANEOUS AMUSEMENT & RECREATION (.6%)
         18,000 Rio Hotel & Casino, Inc.*                                                       339,750
                SERVICES-SPECIALTY OUTPATIENT FACILITIES (3.1%)
         21,300 Express Scripts, Inc.*                                                        1,717,312
                SINGLE-FAMILY HOUSING CONSTRUCTION (2.5%)
         66,500 D.R. Horton, Inc.                                                             1,388,188
                SOAP, DETERGENT, CLEANING PREPARATIONS, PERFUME, COSMETICS (.7%)
         13,100 Stepan Co.                                                                      390,544
                STEEL PIPE AND TUBES (.9%)
         43,200 Maverick Tube Corporation*                                                      502,200
                STEEL WORKS, BLAST FURNACE & ROLLING MILLS (.5%)
         26,000 NS Group, Inc.*                                                                 263,250
                SURGICAL & MEDICAL INSTRUMENTS & APPARATUS (.9%)







         12,700 Teleflex Inc.                                                                        482,600
                TRUCKING (.9%)
                16,900 Landair Services, Inc.*                                                       502,775
                WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT & SOFTWARE (3.7%)
         25,500 CHS Electronics, Inc.*                                                               455,812
         20,200 Ingram Micro Inc. Class A*                                                           893,850
         27,600 Pomeroy Computer Resources, Inc.*                                                    719,325
                                                                                                   2,068,987
         SHARES                                                                                 MARKET VALUE
                WHOLESALE-DRUGS PROPRIETARIES & DRUGGISTS' SUNDRIES (.9%)
         10,500 Bergen Brunswig Corp. Class A                                                      $ 486,937


                WHOLESALE-ELECTRONIC PARTS & EQUIPMENT (.6%)
         24,800 Brightpoint, Inc.*                                                                   359,600
                WHOLESALE-GROCERIES & RELATED PRODUCTS (.7%)
         18,100 Richfood Holdings, Inc.                                                              374,444
                WHOLESALE-LUMBER, PLYWOOD, MILLWORK & WOOD PANELS(.9%)
         10,800 Crane Co.                                                                            524,475

                WHOLESALE-MEDICAL, DENTAL & HOSPITAL EQUIPMENT & SUPPLIES (1.9%)
         29,850 Patterson Dental Co.*                                                              1,093,256
                WHOLESALE-METALS SERVICE CENTERS & OFFICES (.9%)
         13,000 Reliance Steel & Aluminum Co.                                                        502,125
                WHOLESALE-PETROLEUM & PETROLEUM PRODUCTS (.7%)
         22,000 World Fuel Service Corp.                                                             380,875
                WOMEN'S, MISSES' AND JUNIORS OUTERWEAR (1.9%)
         16,400 Kellwood Co.                                                                         586,300
         24,600 Tarrant Apparel Group*                                                               467,400
                                                                                                   1,053,700
                WOOD HOUSEHOLD FURNITURE (1.0%)
         21,520 Stanley Furniture Co., Inc.*                                                         546,070
                Total Common Stocks (cost: $46,263,225)                                           53,743,131

                Warrants (.8%)
         48,864 News Corp. Ltd. ADS warrants                                                         454,435
                                       Total Warrants (cost: $268,523)                               454,435

                CLOSED-END FUNDS (3.1%)
         28,000 Equus II, Inc.                                                                       729,750
         23,800 First Financial Fund                                                                 450,712
         44,800 John Hancock Bank & Thrift Opportunity Fund                                          534,800

                Total Closed-End Funds (cost: $1,667,533)                                          1,715,262

                TOTAL INVESTMENTS (COST: $48,199,28) (100%)                                      $55,912,828

                Closed-End Funds
          1,000 Indonesia Fund, Inc.                                                                  $3,437
          3,600 Japan Equity Fund                                                                     27,225
                TOTAL (PROCEEDS $28,901)                                                            $ 30,662
See accompanying notes to financial statements


         STATEMENT OF ASSETS AND LIABILITIES
         June 30, 1998 (Unaudited)



ASSETS:
        Investments at market value
               (cost: $48,199,281) (note 1) at market value (note 5)                                      $55,912,828
        Collateral for securities loaned,                                                                   1,851,072
        Receivables:
        Securities sold short                                                                                  28,901
        Dividends                                                                                               6,783
Other assets1,878
               Total assets                                                                                57,801,462

LIABILITIES:
        Payables:
        Demand note payable to bank (note 5)                                                                7,727,640
        Securities sold short, at value                                                                        30,662
        Collateral for securities loaned (note 5)                                                           1,851,072
                                                                                Accrued expenses              104,059
        Accrued management and distribution fees                                                               39,234

                             Total liabilities                                                              9,752,667

NET ASSETS: (applicable to 1,769,181 outstanding shares: 500,000,000 shares
        of $.01 par value authorized)                                                                     $48,048,795
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                                                     $27.16
 ..($47,594,360 / 1,769,181)
At June 30, 1998, net assets consisted of:
Paid-in capital                                                                                           $36,332,890
Accumulated net realized gain on investments                                                                4,650,005
Accumulated deficit in net investment income                                                                (647,647)
        Net unrealized appreciation on investments                                                          7,713,547
                                                                                                          $48,048,795










STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                                                $   154,535
Miscellaneous                                                                                                 13,895
             Total investment income                                                                         168,430

EXPENSES:
             Distribution (note 3)                                                                           236,625
Interest (note 5)                                                                                            223,395
Investment management (note 3)                                                                               202,263
Transfer agent                                                                                                35,163
Shareholder administration (note 3)                                                                           33,294
Custodian                                                                                                     28,274
Professional (note 3)                                                                                         25,627
Registration (note 3)                                                                                         24,498
Directors                                                                                                      5,678
Printing                                                                                                       2,958
Other                                                                                                          2,327

             Total expenses                                                                                  820,102
             Fee reductions (note 4)                                                                         (4,025)
             Net expenses                                                                                    816,077
             Net investment loss                                                                           (647,647)

REALIZED AND UNREALIZED GAIN
             (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain from security transactions                                                               3,038,980
Net realized gain from futures transactions                                                                1,546,903
Unrealized appreciation of investments during the period                                                   3,142,554
             Net realized and unrealized gain on  investments and futures                                  7,728,437
             Net increase in net assets resulting from operations                                        $ 7,080,790


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998          June 30,  1998       December
(Unaudited) and the Year Ended                                       31,1997
December 31, 1997

OPERATIONS:
 Net investment loss                           $  (647,647)         $  (768,834)
 Net realized gain (loss) from
 futures transactions                            1,546,903             (335,926)
 Net realized gain from security transactions    3,038,980            2,325,898
 Unrealized appreciation (depreciation)
 of investments during the period
                                                 3,142,554            1,258,458
 Net increase in net assets
 resulting from operations                       7,080,790            2,479,596
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized gains
  ($0.75 per share)                                  _               (1,388,183)
CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets resulting
  from capital share                           (3,805,396)           (6,157,931)
  transactions (a)
  Total increase (decrease) in net assets       3,275,394            (5,066,518)
NET ASSETS:
             Beginning of period               44,773,401            49,839,919
             End of period                    $48,048,795           $44,773,401





        Notes to Financial Statements
           (Unaudited)

           (1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing aggressively as set forth in the prospectus, depending on the assessment of economic and market factors, in equity securities, warrants, convertible securities and debt instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $48,199,281 gross unrealized appreciation and gross unrealized depreciation were $9,889,160 and $2,175,613 respectively at June 30, 1998. Distributions paid to shareholders during the year ended December 31, 1997 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of net operating losses to offset short-term capital gains.

           The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $47,930,758, gross unrealized appreciation and gross unrealized depreciation were $9,703,248 and $2,175,613 respectively at June 30, 1998. Distributions paid to shareholders during the year ended December 31, 1997 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of net operating losses to offset short-term capital gains.


           (3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1998, the Fund paid $38,431 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $10,258 for providing certain administrative and accounting services at cost for the six months ended June 30, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $33,294 for shareholder administration services which it provided to the Fund at cost for the six months ended June 30, 1998.

           (4) Purchases and proceeds of sales of securities other than short term notes aggregated $35,701,565 and $33,508,128, respectively. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,025, under such arrangements.

           (5) The Fund has a committed bank line of credit. At June 30, 1998, the balance outstanding was $7,727,640 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1998, the weighted average interest rate was 6.34% based on the balances outstanding during the period and the weighted average amount outstanding was $7,003,167. As of June 30, 1998, the Fund loaned common stocks having a value of $757,711 and received cash collateral of $1,851,072 for the loan.

FINANCIAL HIGHLIGHTS


                                                                                         YEARS ENDED DECEMBER 31,
                                       PER SHARE DATA*     Six Months
                                                           Ended June
                                                           30, 1998
                                                           (Unaudited)      1997       1996         1995        1994          1993
Net asset value at beginning of period                       $23.36        $22.96     $25.42       $19.11      $19.11        $23.13
Income from investment operations:
       Net investment loss                                    (.35)         (.38)      (.73)        (.81)       (.55)         (.76)
       Net realized and unrealized gain (loss) on              4.13          1.55       0.99         8.51      (3.28)          4.65
       investments:
              Total from investment operations                 3.78          1.17       0.26          7.7      (3.83)          3.89
Less distributions:
       Distributions from net realized gains on                    _         (.75)     (2.72)       (1.39)       (.19)        (5.64)
       investments
       Net increase (decrease) in net asset value             3.78          0.42     (2.46)         6.31      (4.02)        (1.75)
Net asset value at end of period                            $27.16        $23.38     $22.96       $25.42      $19.11        $23.13
TOTAL RETURN                                                 16.17%         5.25%       1.0%        40.5%     (16.5)%         16.4%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                $ 48,049       $44,773    $49,840      $56,340     $45,614       $73,957
Ratio of expenses to average net assets (a) (b)             2.52%**         2.53%      2.45%        2.88%       2.92%         2.74%
Ratio of net investment loss to average net assets          2.74%**         1.48%      2.81%        2.70%       2.43%         2.73%
Portfolio turnover rate                                       62%          260%       311%         319%        309%          256%
Average commission per share                                $.0486        $.0505     $.0714




*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

*Annualized.


(a)Ratio including interest expense was 3.46%**, 2.81%, 2.92% and 3.67% for the six months ended June, 30, 1998 and for the years ended December 31, 1997, 1996 and 1995, respectively.


(b) Ratio after custodian fee credits was 2.50%** and 2.51% for the six months ended June 30, 1998 and the year ended December 31, 1997. Prior to 1995, such credits were reflected in the ratio. There were no custodian fee credits for 1996 and 1995.


SPECIAL EQUITIES FUND


For Fund prospectuses and other

investment information, call toll-free

1-888-503-FUND

1-888-503-3863

For shareholder services by

Investor Access, call toll-free

1-888-503-VOICE

           1-888-503-8642

           Or, access the Fund on the web at


           www.mutualfunds.net

           Invests Aggressively

           for Maximum Capital Appreciation

           Semi-Annual Report

           June 30, 1998

           SE-121-6/8